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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
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                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): November 2, 2006

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                        IMPSAT FIBER NETWORKS, INC.
           (Exact name of registrant as specified in its charter)

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           DELAWARE                   000-29085              52-1910372
 ----------------------------       -------------        ------------------
 (State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)




                      ELVIRA RAWSON DE DELLEPIANE 150
                              PISO 8, C1107BCA
                          BUENOS AIRES, ARGENTINA
                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

    Registrant's telephone number, including area code: (5411) 5170-0000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS

     On November 2, 2006, IMPSAT Fiber Networks, Inc. issued a press release announcing that it has commenced a solicitation of consents to eliminate certain conditions to the defeasance and discharge of its Series A 6% Senior Guaranteed Convertible Notes due 2011 and Series B 6% Senior Guaranteed Convertible Notes due 2011 (the "Notes") from the indentures governing such Notes. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference. A copy of the Consent Solicitation Statement is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following are furnished as Exhibits to this report:

     99.1   Press Release of IMPSAT Fiber Networks, Inc., dated November 2,
            2006.

     99.2 Consent Solicitation Statement of IMPSAT Fiber Networks, Inc., dated November 2, 2006.

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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMPSAT Fiber Networks, INC.

Date:  November 2, 2006                 By: /s/ Hector Alonso
                                            -----------------
                                            Name:   Hector Alonso
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

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                               EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
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99.1           Press Release of IMPSAT Fiber Networks, Inc., dated
               November 2, 2006.

99.2 Consent Solicitation Statement of IMPSAT Fiber Networks, Inc., dated November 2,2006.